UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/23/2006

Federal Home Loan Bank of Indianapolis
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51404

Federally Chartered Corporation	35-6001443
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8250 Woodfield Crossing Boulevard
Indianapolis, IN 46240
(Address of principal executive offices, including zip code)

(317) 465-0200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

The Federal Home Loan Bank of Indianapolis announced its intention to repurchase up to $175,000,000 par value of excess stock held by shareholders as of May 31, 2006 and letters to affected shareholders were issued on June 23, 2006. The Bank also issued a press release concerning the announcement on that date. It is anticipated that the stock repurchase will occur on July 13, 2006 provided that such repurchase meets all of the terms and conditions of the Bank's capital plan as of the date of the repurchase.

Item 9.01.    Financial Statements and Exhibits

Press Release

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Indianapolis

Date: June 23, 2006	By:	/s/ MILTON J. MILLER II
Milton J. Miller II
Senior Vice President - Chief Financial Officer

Date: June 23, 2006	By:	/s/ VINCENT A. CERA
Vincent A. Cera
Senior Vice President - Information Systems and Operations

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release